协议书
（修订并取代先前协议）
Amended and Restated Agreement

合同各方：
All parties of this Agreement:
甲方：  LUCKCHARM HOLDINGS LIMITED
Party A: LUCKCHARM HOLDINGS LIMITED

乙方：  武汉国测诺德新能源有限公司
Party B: Wuhan Guoce Nordic New Energy Co., Ltd.

丙方：  NewMargin Growth Fund L.P.
Party C: NewMargin Growth Fund L.P.

丁方： Ceyuan Ventures II, L.P.
Party D: Ceyuan Ventures II, L.P.

戊方：Ceyuan Ventures Advisors Fund II, LLC
Party E: Ceyuan Ventures Advisors Fund II, LLC

己方：  Nordic Turbines Inc.
Party F: Nordic Turbines Inc.

鉴于甲、乙、丙、己方于2009年7月20日签署协议书（“7月20日协议书”），根据该7月20日协议书己方承诺于2009年7月31日或之前向甲方提供借款一千万美元，分别于2009年7月24日前提供借款二百五十万美元，2009年7月31日前提供借款七百五十万美元&# 12290;
Whereas Party A, B, C and F entered into an Agreement dated as of July 20, 2009 (the “July 20 Agreement”), pursuant to the July 20 Agreement, Party F promises to lend USD$10,000,000 to Party A on or before July 31 2009 with the details that an amount of USD$2,500,000 will be lent to Party A before July 24 2009 and an amount of USD$7,500,000 will be lent to Party A on or before July 31 2009.

鉴于根据7月20日协议，丙方已于2009年7月 23  日向己方提供借款二百五十万美元。
Whereas pursuant to the July 20 Agreement, Party C lent loan with an amount of USD$2,500,000 on July 23  , 2009.

本协议甲、乙、丙、丁、戊、己，合同各方经友好协商，订立以下协议：
All parties of this Agreement entered into this agreement as follows through friendly negotiation:

1、	己方承诺在2009年7月31日或以前以前向甲方借款一千万美元，具体时间安排如下：
Party F promises to lend USD$10,000,000 to Party A on or before July 31 2009 with the details as follows:
1）2009年7月24日前向甲方借款二百五十万美元；
   An amount of USD$2,500,000 will be lent to Party A before July 24 2009;
2）2009年7月31日或以前向甲方借款七百五十万美元；
   An amount of USD$7,500,000 will be lent to Party A on or before July 31 2009.

2、	为保证第一条的顺利执行，丙方承诺在2009年7月24日前向己方贷款二百五十万美元；丙方及其共同投资人丁方、戊方在2009年7月31日以前& #21521;己方贷款共计七百五十万美元，其中丙方向己方提供贷款二百五十万美元，丁方以及戊方提供贷款共计五百万美元。
To guarantee the performance of Article 1, Party C promise to lend USD$2,500,000 to Party F before July 24 2009；Party C, Party D and Party E promise to lend aggregate USD$7,500,000 to Party F on or before July 31 2009, including Party C lends loan of an amount of USD$2,500,000, Party D and Party E lend loan of an aggregate amount of USD$5,000,000.

3、	甲、乙双方承诺，在本协议签订后全力配合审计工作，公司重组工作和在美国OTCBB市场的上市工作；
Both Party A and Party B promise that they will fully cooperate in matters of the auditing, corporate restructuring and going public on OTCBB in USA after signing of this Agreement.

4、	在甲方完成与己方的反向并购时，丙方及其共同投资人丁方、戊方依据本合同投资的一千万美元将按每股0.8美元的价格获得己方的股份；
When Party A completes the reverse merger with Party F, Party C and its co-investors Party D and Party E will convert their $10,000,000 loan to Party F’s shares at the price of USD$0.80 per share.

5、	如因各种原因甲方无法完成与己方的反向并购，丙方、丁方以及戊方对己方的共计一千万美元的债权将转为乙方29.87%的股权，其中丙方向己方借款五百万美金将转为乙方14.935%的股权，丁方以及্ 8;方共计向己方的五百万美金借款将转为乙方14.935%的股权。乙方与丙方、丁方以及戊方将继续按照乙方与己方已签订的投资意向书（“LOI”）的条款执行；
If due to any reasons that Party A cannot complete the reverse merger with Party F, Party C, Party D and Party E’s aggregate USD$10,000,000 loan to Party F will be converted to 29.87% equity interests of Party B, . including Party C’s USD$5,000,000 to Party F will be converted to 14.935% equity interests of Party B, Party D and Party E’s aggregate USD$5,000,000 to Party F will be converted to aggregate 14.935% equity interests of Party B. Party B and Party C will continually perform the Letter of Intent (LOI)  has been signed between Party B and Party D.

6、	本合同签订各方将签订一份具有明确法律效力的投资意向书（“Binding Letter of Intention”），该投资意向书的生效条件是甲方收到全部一千万美金的借款；
All parties in this Agreement will sign a Binding Letter of Intention, with the condition to be effective when Party A receives the entire USD$10,000,000 loan.

7、	本合同未尽事宜，均按乙方与丁方先前签订的投资意向书（“LOI”）的条款执行。
Any uncovered matter in the agreement will be in accordance with the formerly signed LOI between Party B and Party D.

8、	本协议的日期及时间均为北京时间。本协议经各方签字后生效，一式六份，协议各方各持一份。本协议修订并完全取代由甲， 乙，丙和己方在2009年7月20日签订的协议。
Any date and time in this agreement is referred to Beijing Time. This agreement shall come into force on signatures of all parties, and have six originals. Each party holds one original. This agreement supersedes and amends and restates in its entirety the prior agreement dated July 20, 2009 among Party A, Party B, Party C and Party F.

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(Signature Page)

甲方： LUCKCHARM HOLDINGS LIMITED
Party A: LUCKCHARM HOLDINGS LIMITED

授权代表：______________________________
Authorized Signatory:

乙方： 武汉国测诺德新能源有限公司
Party B: Wuhan Guoce Nuode New Energy CO., Ltd.

授权代表：______________________________
Authorized Signatory:

丙方： NewMargin Growth Fund L.P.
Party C: NewMargin Growth Fund L.P.

授权代表：______________________________
Authorized Signatory:

丁方：Ceyuan Ventures II, L.P.
Party D: Ceyuan Ventures II, L.P.

授权代表：______________________________
Authorized Signatory:

戊方：Ceyuan Ventures Advisors Fund II, LLC
Party E: Ceyuan Ventures Advisors Fund II, LLC

授权代表：______________________________
Authorized Signatory:

己方： Nordic Turbines Inc.
Party F: Nordic Turbines Inc.

授权代表：______________________________
Authorized Signatory:

签署日期：2009年7月31日
Date: July 31 2009